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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 2, 2004


                               NOBLE ENERGY, INC.
             (Exact name of Registrant as specified in its charter)


           DELAWARE                    001-07964                 73-0785597
(State or other jurisdiction of       Commission              (I.R.S. Employer
 incorporation or organization)       File Number            Identification No.)


    100 GLENBOROUGH, SUITE 100
          HOUSTON, TEXAS                                           77067
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (281) 872-3100



   ___________________________________________________________________________
              (Former name, former address and former fiscal year,
                          if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits. The following exhibits are furnished as part of this current Report on Form 8-K:

            99.1 Press Release dated February 2, 2004.

            99.2 Press Release dated February 3, 2004

            99.3 Transcript of Conference Call held by Noble Energy, Inc. on
                 February 3, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On February 2, 2004 Noble Energy, Inc. (the "Company") issued a press release announcing its 2003 reserve replacement estimates and year-end reserve data. A copy of the press release issued by the Company is attached hereto as
Exhibit 99.1.

         On February 3, 2004 the Company issued a press release announcing its financial results for its full year and fourth quarter ended December 31, 2003. Shortly thereafter on February 3, 2004, the Company hosted a conference call to discuss its full year and forth quarter results, including a question and answer period. A replay of the conference call is available through May 3, 2004 on the Company's website at www.nobleenergyinc.com/InvestorRelations. A copy of the press release issued by the Company and the transcript of the conference call are attached hereto as Exhibits 99.2 and 99.3.

        The Company's press release announcing its financial results for its fourth quarter ended December 31, 2003 contains non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the requirements of Regulation G, the Company has provided quantitative reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

        The information in this Form 8-K and Exhibits 99.1, 99.2 and 99.3 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       NOBLE ENERGY, INC.


Date: February 9, 2004                 By: /s/ JAMES L. McELVANY
                                           -------------------------------------
                                           James L. McElvany
                                           Senior Vice President-Finance,
                                           Chief Financial Officer and Treasurer

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                                INDEX TO EXHIBITS



       Item          Exhibit
       ----          -------
       99.1          Press Release dated February 2, 2004

       99.2          Press Release dated February 3, 2004

       99.3 Transcript of Conference Call held by Noble Energy, Inc. on February 3, 2004